EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b)  of  section  1350, chapter 63 of title 18, United States Code), the undersigned  officer  of  Nighthawk Systems, Inc., a Nevada corporation (the "Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The  Annual  Report  on  Form  10-KSB for the year ending December 31, 2006 (the "Form  10-KSB  ") of the Company fully complies with the requirements of Section 13(a)  or  15(d)  of  the  Securities  Exchange Act of 1934, and the information contained  in  the  Form  10-KSB  fairly presents, in all material respects, the financial  condition  and  results  of  operations  of  the  Company.

Date:  April 17, 2007

By:  /s/  H. Douglas Saathoff

H. Douglas Saathoff

Chief Executive Officer and Principal Accounting and Financial Officer